MFS(R) INSTITUTIONAL TRUST

                     MFS INSTITUTIONAL LARGE CAP VALUE FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section is hereby restated as follows:

Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the fund's portfolio managers. Ms. Nurme has been a portfolio manager of the fund since 1995 and has been employed in the investment management area of the adviser since its inception. Mr. Gorham is a portfolio manager of the fund effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.


                The date of this Supplement is February 1, 2002.